Postemployment Benefits	12 Months Ended
Dec. 31, 2012
Postemployment Benefits [Abstract]
Postemployment Benefits
Postemployment Benefits
Postemployment Benefits. Until the organizational restructuring effective May 1, 2012, KCSM was required to provide certain postemployment benefits to its union and non-union employees. These plans provide statutorily calculated benefits which are payable upon retirement, death, disability, voluntary or involuntary termination of employees based on length of service.
Effective May 1, 2012, KCS completed an organizational restructuring whereby employees of KCSM became employees of KCSM Servicios. Accordingly, KCSM's obligation to pay postemployment benefits terminated, and KCSM Servicios assumed all of KCSM's postemployment benefit obligations incurred prior to the effective date.
During September 2010, KCSM completed negotiations with the Mexican labor union. Among other matters resolved in these negotiations, KCSM was not required to provide an incremental benefit to its union employees upon retirement. Previous to the agreement reached with the Mexican labor union, KCSM had recorded a liability for an incremental retirement benefit which was based on various factors including retirement eligibility based on a combination of age and years of credited service and the employee’s salary at the time of retirement. KCSM had no legal obligation to fund any benefit previously calculated under these factors.
The Company used December 31 as the measurement date for its postemployment benefit obligations.
Net Periodic Benefit Cost, Plan Obligation, and Funded Status
Components of the net cost (benefit) for the plan were as follows for the years ended December 31 (in millions):

	2012	2011	2010
Service cost	$0.3	$0.9	$1.3
Interest cost	0.3	0.9	1.4
Actuarial (gain) loss (i)	—	0.8	(7.6)
Foreign currency (gain) loss	0.5	(1.4)	0.9
Net periodic cost (benefit) recognized	$1.1	$1.2	$(4.0)

(i)	Net benefit costs above do not include a component for the amortization of actuarial gains or losses as the Company’s policy is to recognize such gains and losses immediately.
The following table reconciles the change in the benefit obligation for each of the years ended December 31 (in millions):

	2012	2011
Benefit obligation at beginning of year	$10.0	$10.4
Service cost	0.3	0.9
Interest cost	0.3	0.9
Actuarial (gain) loss	—	0.8
Foreign currency (gain) loss	0.5	(1.4)
Benefits paid	(0.9)	(1.6)
Benefit obligation transferred to KCSM Servicios	(10.2)	—
Benefit obligation at end of year	$—	$10.0
Funded status	$—	$(10.0)

Assumptions
The assumptions used to determine benefit obligations and costs are selected based on current and expected market conditions. Discount rates are selected based on the rates on low risk government bonds with cash flows approximating the timing of expected benefit payments. The Mexico bond market is utilized for the KCSM postemployment obligation.
Weighted average assumptions used to determine the benefit obligation were as follows for the years ended December 31:

	2012	2011
Discount rate	—	8.00%
Rate of compensation increase	—	4.50%

Weighted average assumptions used to determine net benefit cost for the periods were as follows:

	For the Four Months Ended April 30, 2012	Year Ended December 31, 2011
Discount rate	8.00%	8.25%
Rate of compensation increase	4.50%	4.50%